MET INVESTORS SERIES TRUST

SCHEDULE 14A INFORMATION

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MET INVESTORS SERIES TRUST

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MET INVESTORS SERIES TRUST

5 Park Plaza

Suite 1900

Irvine, California 92614

Dear Contract Holder:

I am writing to ask for your vote on important matters concerning your investment in the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust (the “Trust”). The Board of Trustees of the Trust (the “Board”) has called a special meeting of shareholders of the Portfolios scheduled for February 24, 2012 at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, at 10:00 a.m. Eastern Time (the “Meeting”). The purpose of the Meeting is to ask shareholders to elect Trustees of the Trust (the “Proposal”).

Although you are not directly a shareholder of a Portfolio, as an owner of a variable life insurance or variable annuity Contract (a “Contract”) issued by separate accounts of Metropolitan Life Insurance Company and its insurance company affiliates (collectively, the “Insurance Companies”), you have the right to instruct your Insurance Company how to vote the shares of the Portfolios that are attributable to your Contract on the Proposal at the Meeting. You may give voting instructions for the number of shares of the Portfolios attributable to your Contract as of the record time at the close of business on November 30, 2011. In addition, shareholders may be asked to consider and act upon other matters which may properly come before the Meeting or any adjournment or postponement thereof.

Shareholders are asked to elect three (3) new Trustees and re-elect the seven (7) existing Trustees for, among other things, the purpose of substantially aligning the membership of the Board with the board that oversees the other investment company portfolios advised by MetLife Advisers, LLC (the “Manager”). The Board has determined that the Trust would be best served and that certain efficiencies may be achieved if substantially similar boards were responsible for the oversight of all of the funds in the MetLife family of funds. If elected, each of the Board members, except for me, is expected to qualify as a Board member who is not an “interested person” (as that term is used in the Investment Company Act of 1940, as amended) of the Trust.

After careful consideration, the Board unanimously recommends that you vote “FOR” each nominee for Trustee.

A Notice of Special Meeting of Shareholders is enclosed, followed by a proxy statement relating to the proposal (the “Proxy Statement”). Please review the enclosed Proxy Statement for a more detailed description of the Proposal.

Your vote is very important to us, regardless of the number of shares attributable to your Contract. Please read the Proxy Statement and cast your vote promptly. It is important that your vote be received no later than the time of the Meeting on February 24, 2012. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL

REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the Voting Instruction Card in the enclosed postage-paid envelope. As an alternative to voting by mail you may also vote either via the Internet or by telephone, as explained on the Voting Instruction Card. You may still vote in person if you attend the Meeting.

We encourage you to vote via the Internet or by telephone using the control number that appears on your enclosed Voting Instruction Card. Use of Internet or telephone voting will reduce the time and costs associated with this proxy solicitation.

If you have any questions after considering the enclosed materials, please call your financial representative. If we do not receive your completed Voting Instruction Card or your telephone or Internet vote within several weeks, you may be contacted by Computershare, Inc., our proxy solicitor, who will remind you to pass on your voting instructions.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Elizabeth M. Forget
President
Met Investors Series Trust

MET INVESTORS SERIES TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on February 24, 2012

Notice is hereby given that a Special Meeting (the “Meeting”) of the shareholders of Met Investors Series Trust (the “Trust”) and each of its series (the “Portfolios”) will be held at 10:00 a.m. Eastern Time on February 24, 2012, at the offices of MetLife Advisers, LLC (the “Manager”), 501 Boylston Street, Boston, Massachusetts 02116, for the purpose of electing Trustees of the Trust.

In addition, shareholders may be asked to consider and act upon other matters which may properly come before the Meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on the record date, November 30, 2011, are entitled to notice of, and to vote at, the Meeting and any adjourned or postponed session thereof.

By order of the Board of Trustees of the Trust,
/s/ Andrew L. Gangolf
Andrew L. Gangolf,
Secretary

December 30, 2011

NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

MET INVESTORS SERIES TRUST

5 Park Plaza

Suite 1900

Irvine, California 92614

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of voting instructions by the Board of Trustees (the “Board of Trustees,” the “Board,” or the “Trustees”) of Met Investors Series Trust (the “Trust”) for use at the special meeting (the “Meeting”) of shareholders of the Trust and its series (the “Portfolios”). The Meeting will be held at 10:00 a.m. Eastern Time on February 24, 2012, at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116. This Proxy Statement and its enclosures are being mailed to shareholders of the Portfolios beginning on or about January 6, 2012.

As an owner of a variable life insurance or variable annuity contract (a “Contract”) issued by separate accounts of Metropolitan Life Insurance Company and its insurance company affiliates (collectively, the “Insurance Companies”), you have the right to instruct the Insurance Company that issued your Contract how to vote the shares of the Portfolios that are attributable to your Contract on the Proposal at the Meeting. Although you are not directly a shareholder of a Portfolio, you have this right because some or all of your Contract value is invested, as provided in your Contract, in shares of one or more Portfolios. For simplicity, in this Proxy Statement:

•	“Record Owner” of a Portfolio refers to each Insurance Company that holds the Portfolio’s shares of record;

•	“shares” refers generally to your shares of beneficial interest in a Portfolio; and

•	“shareholder” or “Contract Owner” refers to you.

You may give voting instructions for the number of shares of the Portfolios attributable to your Contract as of the record time at the close of business on November 30, 2011 (the “Record Date”).

THE PROPOSAL

As described in greater detail below, this Proxy Statement relates to a proposal to elect Trustees of the Trust for the purpose of, among other things, substantially aligning the membership of the Board with the board that oversees the other portfolios in the MetLife Funds Complex (as defined below) (the “Proposal”). The shareholders of the Portfolios will vote together on the Proposal as a single class.

The Trust, an open-end management investment company, is a Delaware statutory trust that was formed in 2000. The Trust currently consists of 54 separate Portfolios. At a meeting of the Trust’s Board on November 9-10, 2011 (the “November Meeting”) and acting on nominations made by the Board’s Nominating, Governance and Compensation Committee, the Trust’s Board approved the nominations of Mses. Nancy Hawthorne and Linda Strumpf and Mr. Keith M. Schappert to the Trust’s Board. In addition, the Board determined to seek the re-election of Messrs. Stephen M. Alderman, Jack R. Borsting, Robert Boulware and Daniel A. Doyle and Mses. Susan C. Gause, Dawn M. Vroegop and Elizabeth M. Forget, all of whom currently serve as Trustees of the Trust, by the Trust’s shareholders. If elected, any newly elected Trustees will join the Trust’s Board on or about April 30, 2012.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 24, 2012.

This proxy statement and each Portfolio’s most recent reports to shareholders are available at www.metlife.com/mist.

THE PROPOSAL – ELECTION OF BOARD MEMBERS

The Board of Trustees of the Trust has called the Meeting so that shareholders may vote on the Proposal that the ten (10) individuals listed below (each, a “Nominee,” and collectively, the “Nominees”) be elected to serve as Trustees of the Trust.

The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the Nominees. If, prior to the Meeting, any Nominee becomes unable to serve for any reason, the persons named as proxies reserve the right to substitute another person or persons of their choice as Nominee(s). All of the Nominees have consented to being named in this proxy statement and to serve if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected.

The Board has overall responsibility to manage and control the business affairs of the Trust, including overseeing all 54 Portfolios of the Trust, and has the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Trust’s business. The Trustees serve on the Board for terms of indefinite duration. Each Trustee serves until his or her successor has been elected and qualifies, or until he or she is removed, resigns or is subject to various disabling events such as death or incapacity. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). A Trustee may be removed by the vote or written consent of shareholders holding not less than two-thirds of the Trust’s outstanding shares. The Board held four regular meetings during the fiscal year ended December 31, 2010.

The Trust’s Board is recommending that shareholders elect Nancy Hawthorne, Keith M. Schappert and Linda B. Strumpf (the “New Nominees”) as Trustees of the Trust, such elections to be effective on or about April 30, 2012, and re-elect Stephen M. Alderman, Jack R. Borsting, Robert Boulware, Daniel A. Doyle, Susan C. Gause, Dawn M. Vroegop and Elizabeth M. Forget (the “Trustee Nominees,” together with the New Nominees, the “Nominees”) as Trustees of the Trust. The Board believes that it is in the best interests of the Trust to substantially align the members of the Board with the membership of the Board of Directors of Metropolitan Series Fund, Inc. (“MSF,” and its board, the “MFS Board”), which is the board that oversees the other investment portfolios advised by the Manager (the “MSF Portfolios” and together with the Portfolios, the “MetLife Funds Complex”). Accordingly, the Board is recommending the election of the New Nominees, each of whom currently serves as a Director on the MSF Board (along with Mses. Forget and Vroegop), in order to facilitate the alignment of board members across the MetLife Funds Complex. If elected, each of the Nominees, except Ms. Forget, is expected to qualify as a Board member who is not an “interested person” (as that term is used in the 1940 Act) of the Trust (an “Independent Trustee”). Ms. Forget is an “interested person” of the Trust (as that term is used in the 1940 Act) because of her position as President of the Manager and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Manager.

Over the past several months, representatives of the Trust’s Board participated in informal and formal meetings with the Manager and counsel to the Trust to review and discuss ways to coordinate and enhance the governance of the MetLife Funds Complex, given, among other things, the increased similarity between the operations of the Portfolios and the MSF Portfolios and the additional responsibilities imposed on board members generally as a result of recent regulatory developments. Among the subjects considered by the Board was the possible alignment of the memberships of the Board and the MSF Board. The Board considered the potential benefits of such an alignment, including, among other things: (i) the potential for enhanced board oversight of portfolio operations throughout the MetLife Funds Complex; (ii) the potential for further uniformity of practices throughout the MetLife Funds Complex; (iii) the potential for key personnel of the Manager to have more time to oversee Trust operations by enabling them to address matters concerning both Boards simultaneously; and (iv) the potential for operational efficiencies by, for example, decreasing the time dedicated to preparing for and holding multiple regular board meetings each calendar quarter.

After extensive discussions and meetings, the Nominating, Governance and Compensation Committee of the Board, composed exclusively of Board members who are Independent Trustees, determined that the Trust would be best served if substantially similar boards were responsible for overseeing the operations of the entire MetLife Funds Complex. Throughout these discussions, the Nominating, Governance and Compensation Committee of the Board was advised by counsel to the Independent Trustees.

At the November Meeting, the Nominating, Governance and Compensation Committee of the Board determined to recommend to the full Board the New

Nominees described below for election to the Board of the Fund and the Trustee Nominees for re-election to the Board. Acting on that recommendation at the November Meeting, the Board approved those nominations and called a meeting of shareholders to allow shareholders of the Trust to vote on the election and re-election, respectively, of the New Nominees and the Trustee Nominees to the Board.

To further align the boards that oversee the operations of the MetLife Funds Complex, the MSF Board has nominated for election by the MSF shareholders each of the Trustee Nominees (except Mr. Borsting) who does not already serve as members of the MSF Board as Directors of MSF effective on or about April 30, 2012.

Information about each Nominee is set forth below. If elected by the shareholders of the Trust, each Board member except Mr. Borsting would serve on the Board and on the MSF Board, and would oversee all of the portfolios in the MetLife Funds Complex, including any portfolios that are established in the future.

Information Concerning Nominees, Trustees and Executive Officers

The following table provides information concerning the Nominees for election or re-election by shareholders and the executive officers of the Trust. Unless otherwise noted the address of the Nominees and officers is Met Investors Series Trust, 5 Park Plaza, Suite 1900, Irvine, California 92614.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee or Nominee	Other Trusteeships Held by Trustee During the Past 5 Years(1)
Nominees
Stephen M. Alderman (52)	Trustee and Nominee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	88	Director, International Truck Leasing Corp.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee or Nominee	Other Trusteeships Held by Trustee During the Past 5 Years(1)
Jack R. Borsting (82)	Trustee and Nominee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee and Nominee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	88	Since 2005, Director, Gainsco, Inc. (auto insurance).

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee or Nominee	Other Trusteeships Held by Trustee During the Past 5 Years(1)
Daniel A. Doyle, CFA (53)	Trustee and Nominee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	88	Director, Wisconsin Sports Development Corporation.

Susan C. Gause (59)	Trustee and Nominee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	88	None.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee or Nominee	Other Trusteeships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (60)	Nominee	N/A	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	88

Since 2003, Director, MSF**; since 2009, Director, THL Credit, Inc.; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company).

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee or Nominee	Other Trusteeships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (60)	Nominee	N/A

Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.

88

Since 2009, Director, MSF**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee or Nominee	Other Trusteeships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf, CFA (64)	Nominee	N/A	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	88	Since 2000, Director, MSF**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Trustee and Nominee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, MSF**; since 2003, Director and Investment Committee Chair, City College of San Fransisco Foundation.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee or Nominee	Other Trusteeships Held by Trustee During the Past 5 Years(1)
Interested Trustee and Nominee
Elizabeth M. Forget* (45)	President, Trustee and Nominee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company, July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, MSF**; various MetLife-affiliated boards.

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Senior Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (55)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Manager and certain of its affiliates and her ownership of securities issued by MetLife (“MetLife, Inc.”), the ultimate parent company of the Manager.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife or the Manager are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The MetLife Funds Complex includes 34 portfolios, each a series of MSF, and 54 Portfolios, each a series of the Trust. The number indicated assumes that all the Nominees except Mr. Borsting will serve on both the Board and the MSF Board on or about April 30, 2012.

Correspondence intended for each Trustee may be sent to the attention of the individual Trustee or to the Board at Met Investors Series Trust, 5 Park Plaza, Suite 1900, Irvine, CA 92614. All communications addressed to the Board of Trustees or individual Trustees will be logged and sent to the Board or individual Trustee, as applicable.

Qualifications of Nominees and Current Directors

The following provides an overview of the considerations that led the Board to conclude that each Trustee Nominee and New Nominee should be proposed for re-election or election, respectively, to the Board. The current members of the Board have joined the Board at different points in time since 2000. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) the individual’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) experience, if any, on boards of other investment companies that were merged into the Trust; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each Nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Nominee’s recent prior professional experience is summarized in the table above.

Independent Trustees and Nominees. In certain cases, additional considerations contributed to the Board’s conclusion that an individual should serve on the Board. For example, the Board considered each of the following in concluding that the individual should serve as Nominees: Ms. Hawthorne’s prior experience serving on the Board of Directors of New England Zenith Fund, which combined its operations with those of MSF in 2003, and the continuity of oversight of the acquired operations that she would provide; Ms. Vroegop’s and Mr. Schappert’s experience serving as directors of MSF; Ms. Strumpf’s extensive investment experience and experience serving as a director of MSF; Ms. Hawthorne’s experience in leadership positions with publicly traded companies; and Ms. Vroegop’s and Mr. Schappert’s substantial experience as executives in the investment management industry with entities unaffiliated with the Manager.

Interested Trustee. With respect to the Trustee of the Fund who is an Interested Trustee, the following additional considerations contributed to the Board’s conclusion that she should serve on the Board: Ms. Forget’s leadership roles with the Manager and the Trust.

In respect of the Trust Nominees, the Board also considered their years of service as trustees of MIST (“Met Investors Series Trust’), including any service on a committee of the MIST Board, as well as their knowledge of the operations and business of MIST. In certain cases, additional considerations contributed to the Board’s conclusion that an individual should serve on the Board. These additional considerations include, for example: Mr. Alderman’s five years of experience serving as the lead Independent Trustee of MIST and his professional experience as a practicing attorney; Mr. Borsting’s significant experience regarding the financial services industry; Mr. Boulware’s significant experience in leadership positions in the financial services industry, including his service at various times on eight public company boards (including service as chair of the audit committee of several of these boards) and his service as Assistant Secretary of Defense (Comptroller) for the United States Department of Defense, appointed by Presidents Jimmy Carter and Ronald Reagan; Mr. Doyle’s significant public accounting experience; and Ms. Gause’s significant experience in the investment management and financial services industry.

Each of the New Nominees was originally recommended to serve on the MSF Board by the Manager or a predecessor company.

Board Leadership Structure and Risk Oversight

The following describes the current Board leadership structure. If the Proposal is approved, the leadership structure of the Board and the structure, composition, types and/or number of the Trust’s standing committees (the “Committees”) may change.

The Board currently consists of seven Trustees, six of whom are Independent Trustees. The Chair of the Board, Ms. Elizabeth M. Forget, also serves as President and Chief Executive Officer of the Trust, and President, Chief Executive Officer and Chair of the Board of Managers of the Manager, and as such she participates in the oversight of the Trust’s day-to-day business affairs. Ms. Forget is an “interested person” of the Trust.

The Independent Trustees have elected Mr. Stephen M. Alderman to serve as the lead Independent Trustee of the Board. Ms. Forget communicates and consults with Mr. Alderman regularly on various issues involving the management and operations of the Trust. A portion of each regular meeting of the Board is devoted to an executive session of the Independent Trustees at which no members of management are present. At those meetings, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance and leadership issues, and are advised by separate, independent legal counsel. Mr. Alderman serves as Chair for those meetings.

As described below, the Board conducts much of its work through certain standing Committees, each of which is chaired by an Independent Trustee. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. The Board had four regularly scheduled meetings in 2010. Each Trustee attended at least 75% of the aggregate number of all meetings of the Board and at least 75% of the aggregate number of all Board committee meetings on which the Trustee served.

The Trust has a standing Audit Committee consisting of all of the Independent Trustees. The Audit Committee’s function is to: recommend to the Board independent accountants to conduct the annual audit of the Trust’s financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2010. The Board has adopted a written charter relating to the operation of the Audit Committee.

The Trust has a Nominating, Governance and Compensation Committee consisting of all the Independent Trustees. The Nominating, Governance and Compensation Committee has a charter and the Committee’s function is to: nominate and evaluate Independent Trustee candidates and review the compensation arrangement for each of the Trustees; review and evaluate the Committee structure of the Board and make recommendations to the Board respecting any changes to existing Committees or for additional Committees; periodically review the Board’s governance practices, Independent Trustee compensation and ongoing Trustee education; lead the Board’s annual self-assessment process; and review and oversee service providers that the Independent Trustees have engaged to assist them, including the performance of, and independence of, legal counsel to the Independent Trustees. Given the nature of the Trust, in that its assets are used solely as funding options in variable annuity and life insurance contracts issued by MetLife-affiliated insurance companies, the current practice of the Nominating, Governance and Compensation Committee is to not consider nominees recommended by contract holders. The Nominating, Governance and Compensation Committee held four meetings during the fiscal year ended December 31, 2010. A copy of the Nominating, Governance and Compensation Committee’s charter is attached as Appendix A.

When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating, Governance and Compensation Committee will generally consider, among other factors: (i) whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the Portfolios, with consideration being given to the person’s business, academic or other experience and education and to such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; and (v) desirable personality traits, including independence, leadership and ability to work with others. It is the intent of the Nominating, Governance and Compensation Committee that at least one Independent Trustee be an “audit committee financial expert” as such term is defined by the U.S. Securities and Exchange Commission (“SEC”). The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Trustees, officers, and any other source the Nominating, Governance and Compensation Committee deems appropriate. In addition, the Nominating, Governance and Compensation Committee may use the services of a professional search firm to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.

The Trust has two Investment Performance Committees consisting solely of the Independent Trustees. Certain of the Trustees serve on Investment Performance Committee A and the remaining Trustees serve on Investment Performance Committee B. Each Investment Performance Committee reviews investment performance matters relating to a particular group of Portfolios and the subadvisers to those Portfolios (the “Subadvisers”). Each Investment Performance Committee reports to the full Board regarding the activities and findings of the Committee. Investment Performance Committees A and B each held four meetings during the fiscal year ended December 31, 2010.

The Board believes that having a super-majority of Independent Trustees, coupled with an Interested Chairman and a Lead Independent Trustee, is appropriate and in the best interests of the Trust, given its specific characteristics. These characteristics include: (i) the extensive oversight provided by the Trust’s Manager, MetLife Advisers, over the unaffiliated Subadvisers that conduct the day-to-day management of the Portfolios of the Trust; (ii) the extent to which the work of the Board is conducted through the standing Committees; (iii) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of any Interested Trustee; and (iv) Ms. Forget’s additional roles as the Chief Executive Officer of MetLife Advisers and the senior executive at MetLife Group, Inc. with responsibility for the fund selection in MetLife’s variable insurance products, which enhance the Board’s understanding of the operations of the Manager and the role played by the Trust in MetLife’s variable products.

Other Board Considerations

The Board considered the nomination and election of persons to serve as Board members as part of an overall plan to coordinate and enhance the efficiency of the governance of the Trust with other mutual funds in the MetLife Funds Complex. In its deliberations, the Board examined various matters related to the management and long-term welfare of each Portfolio and the Trust overall, including the following:

•	The potential for more effective oversight that may result from generally having substantially similar boards responsible for the oversight of all of the mutual funds in the MetLife Funds Complex.

•

The expected independent status of the New Nominees. If elected, all New Nominees are expected to qualify as Board members who are not “interested persons” (as that term is used in the 1940 Act) of the Trust.

•

The diversity and experience of the Nominees that would comprise the expanded Board. The Board noted that the Nominees have distinguished careers, and would bring a wide range of expertise to the Board. In addition, all Nominees have experience as board members overseeing the Trust and/or other portfolios in the MetLife Funds Complex.

•

Portfolio manager, chief compliance officer and other management resources committed to Board meetings. Many officers for the Portfolios also act as officers for the MSF portfolios. An alignment of the Board and the MFS Board would eliminate the need for the officers and key personnel of the Manager to prepare for and attend duplicative meetings, allowing such personnel more time to focus on overseeing the Trust’s operations.

Board Compensation

Each Trustee who is not an employee of the Adviser or any of its affiliates currently receives from the Trust an annual retainer of $125,000 ($31,250 per quarter) plus: (i) an additional fee of $15,000 for each regularly scheduled Board meeting, Committee meeting and private Independent Trustee meeting attended; (ii) $15,000 for each special meeting attended in person; and (iii) reimbursement for expenses in attending in-person meetings. In addition, the Lead Independent Trustee, the Chair of the Audit Committee, the Chair of the Nominating and Compensation Committee, and the Chair of each Investment Performance Committee each receive a supplemental annual retainer of $35,000, $20,000, $20,000 and $15,000 respectively. As of December 31, 2008, the Trust adopted a Deferred Fee Agreement. The Deferred Fee Agreement enables participating Independent Trustees to align their interests with those of the Portfolios and the Portfolios’ shareholders without having to purchase one of the Contracts through which the Portfolios of the Trust are offered. The Deferred Fee Agreement provides each Independent Trustee the option to defer payment of all or part of the fees payable for such Trustee’s services and thereby to share in the experience alongside Trust shareholders, as any compensation deferred by a participating Independent Trustee will increase or decrease depending on the investment performance of the portfolios on which such Trustee’s deferral account is based. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Deferred Fee Agreement. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust and MSF as designated by the participating Trustee. Payments due under the Deferred Fee Agreement are unsecured obligations of the Trust or MSF as the case may be.

The table below sets forth the compensation paid to each of the Trust’s current Independent Trustees during the fiscal year ended December 31, 2010.

Name of Trustee	Aggregate Compensation From Trust(1)	Total Compensation From Trust and Fund Complex Paid to Trustees
Stephen M. Alderman	$205,000	$205,000
Jack R. Borsting	$175,000	$175,000
Robert Boulware	$175,000	$175,000
Daniel A. Doyle	$190,000	$190,000
Susan C. Gause	$190,000	$190,000
Dawn M. Vroegop	$205,000	$378,500	(2)

(1)	Certain Trustees have elected to defer all or part of their total compensation for the years ended December 31, 2009 and December 31, 2010 under the Deferred Fee Agreement. Mr. Borsting, Mr. Boulware, Ms. Gause and Ms. Vroegop have elected to participate in the Trust’s Deferred Fee Agreement. As of December 31, 2010, Mr. Borsting, Mr. Boulware, Ms. Gause and Ms. Vroegop had accrued $82,534, $224,020, $389,287, and $95,718, respectively, under the Deferred Fee Agreement.
(2)	Ms. Vroegop also serves as a Director of 34 series of MSF.

Nominee Beneficial Ownership

The following table states the dollar range of equity securities beneficially owned by each Nominee in the Portfolios of the Trust, the MSF Portfolios and the MetLife Funds Complex.

Name of Director	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio	Dollar Range of Equity Securities in the MetLife Funds Complex
Nominees
Stephen M. Alderman	MetLife Moderate Strategy Portfolio	Over $100,000(2)	Over $100,000
	PIMCO Inflation Protected Bond Portfolio	$10,001-$50,000(2)

Jack R. Borsting	BlackRock Money Market Portfolio	Over $100,000(1)	Over $100,000

Robert Boulware	American Funds Bond Portfolio	Over $100,000(1)	Over $100,000

Daniel A. Doyle	Clarion Global Real Estate Portfolio	$10,001-$50,000(2)	Over $100,000
	PIMCO Total Return Portfolio	$10,001-$50,000(2)
	Third Avenue Small Cap Value Portfolio	$10,001-$50,000(2)
	American Funds Growth Portfolio	Over $100,000(2)

Name of Director	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio	Dollar Range of Equity Securities in the MetLife Funds Complex
Susan C. Gause	PIMCO Total Return Portfolio	Over $100,000(1)	Over $100,000
	Harris Oakmark International Portfolio	$10,001-$50,000(2)
	PIMCO Inflation Protected Bond Portfolio	$1-$10,000(2)
	T. Rowe Price Mid Cap Growth Portfolio	$1-$10,000(2)
	Van Eck Global Natural Resources Portfolio	$1-$10,000(2)

Nancy Hawthorne	T. Rowe Price Large Cap Growth Portfolio	$10,001-$50,000(1)	$50,001-$100,000
	T. Rowe Price Small Cap Growth Portfolio	$10,001-$50,000(1)

Linda B. Strumpf	BlackRock Strategic Value Portfolio	$10,001-$50,000(1)	Over $100,000
	Davis Venture Value Portfolio	$10,001-$50,000(1)
	Jennison Growth Portfolio	$10,001-$50,000(1)
	T. Rowe Price Small Cap Growth Portfolio	$10,001-$50,000(1)
	Van Eck Global Natural Resources Portfolio	$10,001-$50,000(1)

Dawn M. Vroegop	Loomis Sayles Global Markets Portfolio	$10,001-$50,000(1)	Over $100,000
	Met/Franklin Templeton Founding Strategy Portfolio	$10,001-$50,000(1)
	PIMCO Total Return Portfolio	$10,001-$50,000(1)
	Davis Venture Value Portfolio	$1-$10,000(1)
	Met/Dimensional International Small Company Portfolio	$1-$10,000(1)
	MFS Total Return Portfolio	$10,001-$50,000(1)
	Van Eck Global Natural Resources Portfolio	$1-$10,000(1)

Name of Director	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio	Dollar Range of Equity Securities in the MetLife Funds Complex
Interested Director and Nominee
Elizabeth M. Forget	MetLife Growth Strategy Portfolio	$10,001-$50,000(2)	$10,001-$50,000

(1)	Represents ownership, as of September 30, 2011, in the Portfolio or MSF Portfolio held through the Trust’s or the Fund’s respective Deferred Compensation Plan discussed above.
(2)	Represents ownership, as of November 30, 2011, of insurance products that utilize the Trust or MSF as an investment vehicle. Shares of the Trust and of MSF may not be held directly by individuals.

Except for insurance products issued by affiliates of the Manager, to the knowledge of the Trust, as of September 30, 2011, neither the Independent Trustees, the New Nominees, or their immediate family members owned beneficially or of record securities of the Manager, a subadviser, a principal underwriter or sponsoring insurance company of the Trust or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, subadviser, principal underwriter or sponsoring insurance company of the Trust.

Vote Required

Shareholders of all Portfolios of the Trust vote together as a single class on the election of Trustees. The Nominees receiving the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting, if a quorum is present, shall be elected.

Recommendation of the Board

The Board of Trustees believes that the election of each Nominee is in the best interests of shareholders of the Trust. Accordingly, the Board unanimously recommends that shareholders vote FOR the election of each Nominee as set forth in the Proposal.

Information About Voting Instructions and the Conduct of the Meeting

Solicitation of Voting Instructions

Voting instructions will be solicited primarily by mailing this Proxy Statement and its enclosures, but voting instructions may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Trust or by its agents. In addition, Computershare, Inc. has been engaged to assist in the solicitation of proxies, at a total estimated cost of approximately $475,000 although the actual costs of the solicitation may be higher. These costs will generally reduce the

Portfolios’ net asset values, generally as they are incurred. The Trust will bear all of the costs of the Meeting, including the costs of printing and mailing this proxy statement and soliciting voting instructions.

Voting Process

The shares of the Portfolio are currently sold to the Insurance Companies as the Record Owners for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts that are registered as investment companies with the SEC. Most of the shares of the Portfolio are attributable to contracts issued by the Insurance Companies. Other outstanding Portfolio shares are not attributable to contracts, because such shares are (a) held in a separate account that is not registered as an investment company, or (b) held in the Insurance Company’s general account rather than in a separate account.

In accordance with their understanding of presently applicable law, the Insurance Companies will vote the shares of a Portfolio that are attributable to the contracts based on voting instructions received from owners of such contracts that participate in the corresponding investment divisions in the separate accounts. The number of Portfolio shares held in the corresponding investment division of a separate account deemed attributable to each Contract Owner is determined by dividing a variable life insurance policy’s or variable benefit option’s cash value or a variable annuity contract’s accumulation units (or if variable annuity payments are currently being made, the amount of the Insurance Company’s reserves attributable to that variable annuity contract), as the case may be, in that division by the net asset value of one share in the Portfolio.

Each Portfolio currently issues one or more of the following share classes: Class A shares, Class B shares, Class C shares, and Class E shares, which, among other things, have different net asset values. Whether Class A shares, Class B shares, Class C shares, or Class E shares are offered in connection with a given contract depends on the particular contract. Each Class A share, Class B share, Class C share, and Class E share has one vote, and any fractional share is entitled to a fractional vote. For purposes of determining the number of Portfolio shares for which a Contract Owner is entitled to give voting instructions, the Insurance Companies use the per share net asset value for such class of Portfolio shares that are offered under that contract. The number of shares for which a Contract Owner has a right to give voting instructions is determined as of the Record Date.

Portfolio shares held in an investment division attributable to contracts for which no timely instructions are received or that are not attributable to contracts will be represented at the Meeting by the Record Owners and voted in the same proportion as the shares for which voting instructions are received for all contracts participating in that investment division. The Trust has been advised that Portfolio shares held in the general account or unregistered separate accounts of the Insurance Companies will be represented at the Meeting by the Record Owners and voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the other shares that are voted in proportion to such voting instructions. Because the Trust and the Portfolios use proportional voting, a small number of shareholders may determine the outcome of a vote, including the vote on the Proposal.

Approval of the Proposal set forth in this Proxy Statement requires the affirmative vote of a plurality of the shares of the Portfolios cast at a shareholders’ meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least 33 1/3% of the votes at any shareholders’ meeting). In determining whether a quorum is present, the tellers (persons appointed by the Trust to receive, count and report all ballots cast at the Meeting) will count shares represented by proxies that reflect abstentions or votes withheld as shares that are present and entitled to vote. As of the Record Date, the shareholders of record of the Portfolios were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Agreement and Declaration of Trust of the Trust.

If an enclosed Voting Instruction Card is completed, executed and returned, it may nevertheless be revoked at any time before the Meeting by a written revocation or later voting instruction form mailed to the Fund at 501 Boylston Street, Boston, Massachusetts 02116, or by calling toll free (800) 638-7732. The Fund must receive the revocation or later voting instruction card prior to the Meeting for the revocation to be effective. You may attend the Meeting in person to revoke previously provided voting instructions and to provide new voting instructions.

For instructions on how to attend the meeting and vote in person, please call (800) 638-7732.

Adjournments; Other Business

An adjournment of the Meeting requires the vote of a majority of the total number of shares of the Trust that are present in person or by proxy and entitled to vote. The Meeting has been called to transact any business that properly comes before it. The only business that management of the Trust intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in their discretion, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares. Shares represented by properly executed proxy cards that constitute abstentions will have the effect of a vote against any adjournment.

Shareholder Proposals at Future Meetings

Under its Bylaws, the Trust is not required to hold an annual meeting of shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. Shareholder proposals to be presented at any future meeting of shareholders of a Portfolio or the Trust must be received by the Trust in writing a reasonable amount of time before the Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (the “Independent Registered Public Accounting Firm”), located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the independent registered public accounting firm for the Portfolios. Deloitte & Touche LLP provides audit services, tax return review and assistance and consultation in connection with review of SEC filings. Representatives of the Independent Registered Public Accounting Firm will not be available at the Meeting, but will have the opportunity to make a statement if they desire to do so. Such representatives will be available by telephone if any matter arises requiring the presence of the Independent Registered Public Accounting Firm.

Audit and Related Fees

The following table sets forth, for the Trust’s two most recent fiscal years, the fees billed by the Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to the Manager and the Subadvisers (other than Subadvisers not affiliated with the Manager) and any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Trust (collectively, “Service Entities”) that relate directly to the Portfolios’ operations and financial reports.

Fiscal Year Ended	Audit Fees(1)	Audit-Related Fees	Tax Fees(2)	All Other Fees(3)
2009	$1,280,400	None	$281,900	None
2010	$1,476,140	None	$289,000	None

(1)	Audit Fees represent fees billed for each of the last two fiscal years or professional services rendered for the audit of the Trust’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.
(2)	Tax Fees represent fees for services rendered to the Trust for tax return preparation and review of and participation in determining required income and capital gains distributions.
(3)	All Other Fees represents fees, if any, billed for other products and services rendered by the Independent Registered Public Accounting Firm to the Trust for the last two fiscal years.

Pre-Approval Procedures

The Trust’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an Independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, which requires the audit committee of a registered investment company to pre-approve certain non-audit services provided to the registered investment company’s investment adviser or its affiliates.

Aggregate Non-Audit Fees

For the Trust’s two most recent fiscal years, the aggregate non-audit fees billed by the Independent Registered Public Accounting Firm for services rendered to the Trust and the Service Entities were as follows:

Fiscal Year	Aggregate Non-audit Fees
2009	$7,600,000
2010	$7,200,000

The amounts set out above represent the aggregate non-audit fees billed by the Trust’s accountant to MetLife, Inc. and its subsidiaries, and include, among other non-audit fees, non-audit fees for services rendered to the Trust and rendered to the Manager and any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Trust.

Provision of Non-Audit Services

The Trust’s Audit Committee considered the provision of non-audit services that were rendered to the Manager, and any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the Independent Registered Public Accounting Firm’s independence.

Information about the Trust

Copies of the most recent annual report and the most recent semiannual report succeeding the most recent annual report of the Trust, if any, may be obtained without charge by calling (800) 638-7732. This Proxy Statement, the most recent annual report to Shareholders, and any amendments or supplements to the foregoing material that are required to be furnished to Shareholders are available on the Internet at www.metlife.com/mist.

Ownership of Shares

As of the Record Date, the following number of shares of each Portfolio were outstanding and entitled to vote:

Portfolio	Class	Shares Outstanding on Record Date
Aggressive Strategy	Class A	6,214,984.874
Aggressive Strategy	Class B	105,622,140.329
AllianceBernstein Global Dynamic Allocation	Class B	194,680,838.005
American Funds Balanced Allocation	Class B	212,127.821
American Funds Balanced Allocation	Class C	432,414,458.335
American Funds Bond	Class C	45,300,489.262
American Funds Growth	Class C	101,781,891.951
American Funds Growth Allocation	Class B	762,926.022
American Funds Growth Allocation	Class C	257,110,321.407
American Funds International	Class C	45,365,059.552
American Funds Moderate Allocation	Class B	276,153.542
American Funds Moderate Allocation	Class C	296,871,426.644
AQR Global Risk Balanced	Class B	207,759,766.615
Balanced Strategy	Class A	211,191.296
Balanced Strategy	Class B	969,933,693.852
Batterymarch Growth & Income	Class A	14,807,057.486
BlackRock Global Tactical Strategies	Class B	334,838,487.803
BlackRock High Yield	Class A	61,764,549.384
BlackRock High Yield	Class B	29,489,185.917
BlackRock Large Cap Core	Class A	99,661,928.072
BlackRock Large Cap Core	Class B	11,553,303.430
BlackRock Large Cap Core	Class E	11,173,481.593
Clarion Global Real Estate	Class A	100,355,777.111
Clarion Global Real Estate	Class B	47,896,370.145
Clarion Global Real Estate	Class E	3,836,644.099
Defensive Strategy	Class A	6,428.666
Defensive Strategy	Class B	259,795,459.983
Dreman Small Cap Value	Class A	22,565,368.069
Dreman Small Cap Value	Class B	1,663,561.680
Goldman Sachs Mid-Cap Value	Class A	43,560,774.504

Portfolio	Class	Shares Outstanding on Record Date
Goldman Sachs Mid-Cap Value	Class B	13,797,190.849
Growth Strategy	Class A	259,667.688
Growth Strategy	Class B	679,411,950.166
Harris Oakmark International	Class A	148,509,752.425
Harris Oakmark International	Class B	81,890,637.619
Harris Oakmark International	Class E	8,791,881.393
Invesco Small Cap Growth	Class A	78,588,301.880
Invesco Small Cap Growth	Class B	21,834,467.991
Invesco Small Cap Growth	Class E	818,943.986
Janus Forty	Class A	19,261,885.130
Janus Forty	Class B	6,408,778.974
Janus Forty	Class E	540,543.680
Lazard Mid Cap	Class A	9,078,438.465
Lazard Mid Cap	Class B	23,771,049.951
Lazard Mid Cap	Class E	2,143,994.916
Legg Mason ClearBridge Aggressive Growth	Class A	84,590,912.291
Legg Mason ClearBridge Aggressive Growth	Class B	53,383,855.768
Legg Mason ClearBridge Aggressive Growth	Class E	2,268,972.462
Loomis Sayles Global Markets	Class A	14,913,824.765
Loomis Sayles Global Markets	Class B	19,367,100.225
Lord Abbett Bond Debenture	Class A	56,519,653.722
Lord Abbett Bond Debenture	Class B	62,255,039.988
Lord Abbett Bond Debenture	Class E	1,937,119.948
Lord Abbett Mid Cap Value	Class A	2,341,252.465
Lord Abbett Mid Cap Value	Class B	23,772,076.052
Met/Eaton Vance Floating Rate	Class A	68,217,220.504
Met/Eaton Vance Floating Rate	Class B	5,664,612.917
Met/Franklin Income	Class A	32,439,574.857
Met/Franklin Income	Class B	9,010,044.261
Met/Franklin Low Duration Total Return	Class A	80,737,136.257
Met/Franklin Low Duration Total Return	Class B	4,982,975.607
Met/Franklin Mutual Shares	Class A	39,766,199.080
Met/Franklin Mutual Shares	Class B	41,414,459.063
Met/Franklin Templeton Founding Strategy	Class A	2,196,786.803
Met/Franklin Templeton Founding Strategy	Class B	91,495,108.758
MetLife Balanced Plus	Class B	291,510,861.916
Met/Templeton Growth	Class A	32,680,630.641
Met/Templeton Growth	Class B	16,778,199.533
Met/Templeton Growth	Class E	3,787,455.424
Met/Templeton International Bond Fund	Class A	79,658,826.021
Met/Templeton International Bond Fund	Class B	5,793,620.539
MFS Emerging Markets Equity	Class A	50,161,243.111
MFS Emerging Markets Equity	Class B	58,021,683.669

Portfolio	Class	Shares Outstanding on Record Date
MFS Research International	Class A	197,605,088.995
MFS Research International	Class B	80,799,415.880
MFS Research International	Class E	1,397,446,422
Moderate Strategy	Class A	107,397.733
Moderate Strategy	Class B	432,080,418.695
Morgan Stanley Mid Cap Growth	Class A	50,080,461.894
Morgan Stanley Mid Cap Growth	Class B	23,723,648.134
Morgan Stanley Mid Cap Growth	Class E	1,528,501.988
Oppenheimer Capital Appreciation	Class A	56,448,779.134
Oppenheimer Capital Appreciation	Class B	51,907,827.269
Oppenheimer Capital Appreciation	Class E	727,320.561
PIMCO Inflation Protected	Class A	132,072,096.927
PIMCO Inflation Protected	Class B	149,721,416.771
PIMCO Inflation Protected	Class E	5,105,171.830
PIMCO Total Return	Class A	431,100,103.476
PIMCO Total Return	Class B	370,938,462.224
PIMCO Total Return	Class E	7,365,469.934
Pioneer Fund	Class A	58,886,431.052
Pioneer Fund	Class B	4,713,682.463
Pioneer Strategic Income	Class A	66,947,186.252
Pioneer Strategic Income	Class E	19,467,447.191
Pyramis Government Income	Class B	55,516,054.942
Rainier Large Cap Equity	Class A	96,022,302.603
Rainier Large Cap Equity	Class B	8,962,667.742
RCM Technology	Class A	12,957,429.409
RCM Technology	Class B	57,655,899.885
RCM Technology	Class E	4,295,038.309
SSgA Growth & Income ETF	Class A	1,348,417.091
SSgA Growth & Income ETF	Class B	231,315,862.700
SSgA Growth & Income ETF	Class E	813,261.617
SSgA Growth ETF	Class A	926,388.545
SSgA Growth ETF	Class B	70,478,352.321
SSgA Growth ETF	Class E	534,488.915
T. Rowe Price Large Cap Value	Class A	91,819,901.686
T. Rowe Price Large Cap Value	Class B	43,054,788.809
T. Rowe Price Mid Cap Growth	Class A	59,844,673.558
T. Rowe Price Mid Cap Growth	Class B	89,242,573.975
T. Rowe Price Mid Cap Growth	Class E	1,986,418.779
Third Avenue Small Cap Value	Class A	55,134,143.309
Third Avenue Small Cap Value	Class B	39,813,604.009
Turner Mid Cap Growth	Class A	14,087,517.248
Turner Mid Cap Growth	Class B	8,411,278.658
Van Kampen ComStock	Class A	150,603,752.936
Van Kampen ComStock	Class B	60,388,427.071

All of the shares of the Portfolios are held of record by the Insurance Companies for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts. Because the Insurance Companies own 100% of the Shares of the Trust, they may be deemed to be in control (as that term is defined in the 1940 Act) of the Trust. Shares of the Portfolios are not offered for direct purchase by the investing public.

The Insurance Companies have informed the Trust that, as of the Record Date, there were two persons owning Contracts which would entitle them to instruct the Insurance Companies with respect to 5% or more of the voting securities of a Portfolio. Louis Petrosino owns 4,014,777.79 or 8.19% of Met/Franklin Low Duration Total Return Portfolio, Class B and The ALJ 2011 Irrevocable Trust #2 owns 15,476,179.02 or 14.18% of Met/Franklin Income Portfolio, Class A shares. The Trust has been informed that, as of the Record Date, the officers and Trustees as a group owned less than 1% of the outstanding shares of any Portfolio.

Administrator

Pursuant to an administration agreement (“Administration Agreement”), State Street Bank and Trust Company (“Administrator”) assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. The Administrator’s principal place of business is at 2 Avenue de Lafayette, Boston, Massachusetts 02111.

Distributor

With respect to the Portfolios, the Trust has distribution agreements with MetLife Investors Distribution Company (“MLIDC” or the “Distributor”) in which MLIDC serves as the Distributor for the Trust’s Class A, Class B, Class C and Class E shares. MLIDC is an affiliate of Metropolitan Life Insurance Company. MLIDC’s address is 5 Park Plaza, Suite 1900, Irvine, California 92614.

27

Appendix A

Met Investors Series Trust

Nominating, Governance and Compensation Committee Charter

Nominating, Governance and Compensation Committee Membership

The Nominating, Governance and Compensation Committee (the “Committee”) of Met Investors Series Trust (the “Trust”) shall be composed entirely of persons who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”) and may be comprised of one or more of such Independent Trustees.

Board Nominations and Functions

1.	The Committee shall make nominations for Trustee membership on the Board of Trustees of the Trust (“Board”). The Committee shall evaluate candidates’ qualifications for Board membership, and Independent Trustee candidates’ independence from the Trust’s investment adviser and other principal service providers. Persons selected as Independent Trustee candidates must be independent in terms of both the letter and spirit of the 1940 Act. The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser or its affiliates. In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. The President, and other officers of the Trust, although not members of the Committee, will nonetheless be expected to have a role in recommending candidates and recruiting them for the Board. The Committee shall give recommendations provided by the President and other officers of the Trust the same consideration as any other candidate.

2.	The Committee shall periodically review the size and composition of the Board to determine whether it may be appropriate to add to or change the membership of the Board. In considering a candidate’s qualifications, the Committee shall generally consider the potential candidate’s educational background, business or professional experience, and reputation. In addition, all candidates as members of the Board must demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member. The Committee may adopt from time to time additional specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership, subject to approval by the full Board.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees of the Trust and shall review Board committee assignments as necessary, and make recommendations to the Board.

2.	The Committee shall have authority to review as necessary the responsibilities of any committee of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Board Governance and Functions

1.	The Committee shall periodically review Board governance practices, procedures and operations and recommend appropriate changes to the Board.

2.	The Committee shall periodically review Independent Trustee compensation and shall recommend any appropriate changes to the Board.

3.	The Committee shall periodically review and make recommendations regarding ongoing Trustee education and orientation for new Trustees.

4.	The Committee shall lead and manage the self-assessment process (which includes the full Board) and make recommendations regarding any self-assessment conducted by the Board.

5.	The Committee shall review and oversee the quality of service providers engaged by the Independent Trustees.

6.	The Committee (i) shall monitor and supervise the performance of legal counsel employed by the Independent Trustees, and (ii) shall monitor the independence of legal counsel employed by the Independent Trustees in accordance with requirements of 1940 Act rules.

7.	The Committee shall review as necessary any similar matters relating to the governance of the Board at the request of any Trustee or on its own initiative.

Other Powers and Responsibilities

1.	The Committee shall normally meet once yearly prior to the meeting of the full Board, and is empowered to hold special meetings as circumstances require.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Independent Trustee or Trust counsel and to retain other experts and consultants at the expense of the Trust.

3.	The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may, upon due notice (including electronic or telephonic) to the Committee members, meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Trust’s governing instrument. In the event of any inconsistency between this Charter and the Trust’s governing instrument, the provisions of the Trust’s governing instrument shall be given precedence.

5.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Adopted by the Nominating and Compensation Committee December 7, 2000

Amended: September 21, 2004, November 8, 2005 and February 9, 2010.

PROXY

[PORTFOLIO(S) NAME DROP-IN]

OF

MET INVESTORS SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS

February 24, 2012

KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the [Portfolio(s) Name Drop-In] of Met Investors Series Trust (the “Trust”) hereby appoints Elizabeth M. Forget, Alan C. Leland, Jr., Michael P. Lawlor, Jeffrey Bernier and Peter H. Duffy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, at 10:00 a.m. Eastern Time on February 24, 2012 and at any adjournments or postponements thereof (the “Meeting”), as follows:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

1.	To elect Trustees of the Trust.	FOR ALL	FOR ALL	WITHOLD
	(01) Elizabeth M. Forget	NOMINEES	NOMINEES	AUTHORITY
	(02) Stephen M. Alderman	LISTED	LISTED	TO VOTE
	(03) Jack R. Borsting	[ ]	EXCEPT AS	FOR ALL
	(04) Robert Boulware		NOTED	NOMINEES
	(05) Daniel A. Doyle		BELOW	LISTED
	(06) Susan C. Gause		[ ]	[ ]
(07) Nancy Hawthorne
(08) Keith M. Schappert
(09) Linda B. Strumpf
(10) Dawn M. Vroegop

INSTRUCTION: TO WITHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NUMBER(S) ON THE LINE IMMEDIATELY ABOVE.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF A PROPERLY EXECUTED PROXY CARD IS RETURNED BUT NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF THE TRUST SOLICITS YOUR PROXY AND RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. Discretionary authority to vote this proxy in accordance with the recommendation of management of the Trust is hereby conferred as to all other matters as may properly come before the Meeting.

Dated: , 2012

Name of Insurance Company

Name and Title of Authorized Officer

Signature of Authorized Officer

[Portfolio Name(s) Drop-In]

Name(s) of Separate Account(s)

Of the Insurance Company

Owning Shares in this Portfolio:

             Insurance Company

Separate Account

VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
501 Boylston Street
Boston MA 02116
on February 24, 2012

Please detach at perforation before mailing.

VOTING INSTRUCTION

VOTING INSTRUCTION

[Insurance Company Name Drop-In]
The undersigned hereby instructs the above Insurance Company (the "Insurance Company") to vote the shares of the series of Met Investors Series Trust (the "Trust") as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolios to be held at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, at 10:00 a.m. Eastern Time on February 24, 2012, and at any adjournments or postponements thereof.

The Trust and the Board of Trustees of the Trust solicit your voting instructions and recommend that you instruct the Company to vote "FOR" the Proposal. The Insurance Company will vote the appropriate number of shares pursuant to the instruction given. **If no instruction is set forth on a returned for as to a Proposal, the Insurance Company will vote FOR the Proposal.**

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

| 999 9999 9999 999 | 1234 5678 |

Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

____
Signature

____
Signature of joint owner, if any

______________________________ 2012
Date

MIST2_23174VI_122311

YOUR VOTE IS VERY IMPORTANT!
PLEASE SIGN, DATE AND RETURN THIS
VOTING INSTRUCTION CARD IN THE
ENCLOSED ENVELOPE TODAY

Portfolio
AllianceBernstein Global Dynamic Allocation
American Funds® Bond
American Funds® Growth Allocation
American Funds® Moderate Allocation
Batterymarch Growth and Income
BlackRock High Yield
Clarion Global Real Estate
Goldman Sachs Mid Cap Value
Invesco Small Cap Growth
Lazard Mid Cap
Loomis Sayles Global Markets
Lord Abbett Mid Cap Value

Portfolio
American Funds® Balanced Allocation
American Funds® Growth
American Funds® International
AQR Global Risk Balanced
BlackRock Global Tactical Strategies
BlackRock Large Cap Core
Dreman Small Cap Value
Harris Oakmark International
Janus Forty
Legg Mason ClearBridge Aggressive Growth
Lord Abbett Bond Debenture
Met/Eaton Vance Floating Rate

Please detach at perforation before mailing.

1. To elect the following ten (10) Trustee Nominees to the Board of Trustees:

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Elizabeth M. Forget	02 Stephen M. Alderman	03 Jack R. Borsting	☐	☐	☐
04 Robert Boulware	05 Daniel A. Doyle	06 Susan C. Gause			
07 Nancy Hawthorne	08 Keith M. Schappert	09 Linda B. Strumpf			
10 Dawn M. Vroegop					

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided.

____

MIST2_23174VI_122311

VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
501 Boylston Street
Boston MA 02116
on February 24, 2012

Please detach at perforation before mailing.

VOTING INSTRUCTION | **MET INVESTORS SERIES TRUST** **Special Meeting of Shareholders** **February 24, 2012** | **VOTING INSTRUCTION**

[Insurance Company Name Drop-In]
The undersigned hereby instructs the above Insurance Company (the "Insurance Company") to vote the shares of the series of Met Investors Series Trust (the "Trust") as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolios to be held at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, at 10:00 a.m. Eastern Time on February 24, 2012, and at any adjournments or postponements thereof.

The Trust and the Board of Trustees of the Trust solicit your voting instructions and recommend that you instruct the Company to vote "FOR" the Proposal. The Insurance Company will vote the appropriate number of shares pursuant to the instruction given. **If no instruction is set forth on a returned for as to a Proposal, the Insurance Company will vote FOR the Proposal.**

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

999 9999 9999 999	1234 5678

Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

____
Signature

____
Signature of joint owner, if any

______________________________2012
Date

MIST2_23174VI_122311

YOUR VOTE IS VERY IMPORTANT! PLEASE SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE TODAY

Portfolio
Met/Franklin Income
Met/Franklin Mutual Shares
Met/Templeton Growth
MetLife Aggressive Strategy
MetLife Balanced Strategy
MetLife Growth Strategy
MFS® Emerging Markets Equity
Morgan Stanley Mid Cap Growth
PIMCO Inflation Protected Bond
Pioneer Fund
Pyramis® Government Income
RCM Technology

Portfolio
Met/Franklin Low Duration Total Return
Met/Franklin Templeton Founding Strategy
Met/Templeton International Bond
MetLife Balanced Plus
MetLife Defensive Strategy
MetLife Moderate Strategy
MFS® Research International
Oppenheimer Capital Appreciation
PIMCO Total Return
Pioneer Strategic Income
Rainier Large Cap Equity
SSgA Growth ETF

Please detach at perforation before mailing.

1. To elect the following ten (10) Trustee Nominees to the Board of Trustees:

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

01 Elizabeth M. Forget
02 Stephen M. Alderman
03 Jack R. Borsting
04 Robert Boulware
05 Daniel A. Doyle
06 Susan C. Gause
07 Nancy Hawthorne
08 Keith M. Schappert
09 Linda B. Strumpf
10 Dawn M. Vroegop

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided.

____

MIST2_23174VI_122311

VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
501 Boylston Street
Boston MA 02116
on February 24, 2012

Please detach at perforation before mailing.

VOTING INSTRUCTION | **MET INVESTORS SERIES TRUST** | **VOTING INSTRUCTION**

Special Meeting of Shareholders
February 24, 2012

[Insurance Company Name Drop-In]
The undersigned hereby instructs the above Insurance Company (the "Insurance Company") to vote the shares of the series of Met Investors Series Trust (the "Trust") as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolios to be held at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, at 10:00 a.m. Eastern Time on February 24, 2012, and at any adjournments or postponements thereof.

The Trust and the Board of Trustees of the Trust solicit your voting instructions and recommend that you instruct the Company to vote "FOR" the Proposal. The Insurance Company will vote the appropriate number of shares pursuant to the instruction given. **If no instruction is set forth on a returned for as to a Proposal, the Insurance Company will vote FOR the Proposal.**

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

999 9999 9999 999	1234 5678

Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

____
Signature

____
Signature of joint owner, if any

______________________________, 2012
Date

MIST2_23174VI_122311

YOUR VOTE IS VERY IMPORTANT!
PLEASE SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE TODAY

Portfolio	Portfolio
SSgA Growth and Income ETF	T. Rowe Price Large Cap Value
T. Rowe Price Mid Cap Growth	Third Avenue Small Cap Value
Turner Mid Cap Growth	Van Kampen Comstock

Please detach at perforation before mailing.

1. To elect the following ten (10) Trustee Nominees to the Board of Trustees:

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Elizabeth M. Forget	02 Stephen M. Alderman	03 Jack R. Borsting	☐	☐	☐
04 Robert Boulware	05 Daniel A. Doyle	06 Susan C. Gause			
07 Nancy Hawthorne	08 Keith M. Schappert	09 Linda B. Strumpf			
10 Dawn M. Vroegop					

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided.

____

MIST2_23174VI_122311